UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] [ ] [ ] [ ] [ ]

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

ANCORA TRUST

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] [ ] [ ] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration No.:

(3)

Filing Party:

(4)

Date Filed:

PRELIMINARY

ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund” and together, the “Funds”)

June ____, 2023

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by Shareholders (the “Shareholders”) of the above-named Funds, each a series of Ancora Trust (the “Trust”), at a special meeting of Shareholders to be held at the offices of Ancora Advisors LLC, 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio  44124 on ___________, 2023 at 10:00 a.m. (Eastern Time). Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved the proposal. The Board recommends that Shareholders vote FOR the proposal.

Ancora Advisors LLC (the “Adviser”) serves as each Fund’s investment adviser, under an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Existing Advisory Agreement”). As each Fund’s investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023 and as discussed in more detail in the enclosed Proxy Statement, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, has agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”).  Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the transaction with CD&R (the “Transaction”), and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded. The Transaction is not expected to result in any material change in the day-to-day management of the Funds or the Adviser.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement and result in the automatic termination of the Existing Advisory Agreement.

To continue to provide for continuity in the operation of the Funds after the Closing Date, on May 25, 2023, the Board unanimously approved a new investment advisory agreement with the Adviser with respect to each of the Funds (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by Shareholders of each Fund, so you are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to each Fund on the same terms and conditions and for identical fees to those currently in effect.  None of the Funds’ investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions will change as a result of the Transaction. All of the investment advisory personnel who currently manage the Funds are expected to continue to do so after the Closing Date. In addition, the Board’s Trustees who oversee the Trust will continue to do so after the Closing Date.

In addition, to provide for continuity in the operation of the Funds in the event that the Transaction closes and the Shareholders of each Fund have not yet approved the New Advisory Agreement, the Board also unanimously approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) that, in such event, will take effect immediately upon the Closing Date.  The Interim Advisory Agreement meets the requirements of Rule 15a-4 under the 1940 Act, including that it will be in effect for no longer than 150 days following the Closing Date without prior approval of the Funds’ Shareholders. The Interim Advisory Agreement has identical advisory fees for each of the Funds and has identical terms and conditions to the Existing Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that Shareholders of the Funds approve the New Advisory Agreement.

Additionally, in connection with the indirect change of control of the Adviser, Focus has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for the Adviser or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of the Adviser as long as at least 75% of the Trustees of the Fund are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), among other requirements. Currently, the Fund’s Board meets the 75% threshold.

The Transaction WILL NOT CHANGE: the Fund’s name or the number of shares you own of your Fund.

The Board has determined that approval of the New Advisory Agreement is in the best interests of the Funds and their Shareholders.

The Board voted unanimously to approve the proposal. The Board recommends that you vote FOR the proposal.

The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the special meeting of Shareholders scheduled for ______________, 2023. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on the day before the meeting.

Thank you for your continued support.

Very truly yours,

/s/ Bradley A. Zucker

Bradley A. Zucker

President, Treasurer and Secretary

Ancora Trust

PRELIMINARY

ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund” and together, the “Funds”)

June ___, 2023

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On _____________, 2023

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio  44124

(866) 626-2672

Notice is hereby given that a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the Funds, each a series of Ancora Trust, an Ohio business trust (the “Trust”), will be held in the offices of Ancora Advisors LLC (the “Adviser”), 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124 on _______________, 2023 at 10:00 a.m. Eastern Time. At the Meeting, Shareholders will be asked to vote on the following Proposal with respect to each Fund in which they own shares:

Proposal To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.	Applicable Funds All Funds

The Board recommends that you vote FOR this Proposal.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of one or more of the Funds at the close of business on May 26, 2023 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio  44124 or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

If the necessary quorum to transact business for each Fund, or the vote required to approve the Proposal by a Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about June ____, 2023.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope. We ask for your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on _____________, 2023

The Proxy Statement is available on the Internet at www.ancora.net.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call the Trust at 1-866-626-2672.

By order of the Board of the Trust, on behalf of the Funds.

/s/ Bradley A. Zucker

Bradley A. Zucker

President, Treasurer and Secretary

Ancora Trust

June ____, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subjects of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.

What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on [____________], 2023 (the “Meeting”)?

A.

At the Meeting, Shareholders of each Fund will be voting on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Ancora Trust (the “Trust”) on behalf of each Fund and Ancora Advisors LLC (the “Adviser”).

Q.

Has the Board of Trustees of the Trust approved the Proposal?

A.

At a meeting of the Trust’s Board of Trustees (the “Board” and each member a “Trustee”) held on May 25, 2023, which was called for the purpose of approving the New Advisory Agreement, the Trustees of the Trust, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement for the Funds.

Q.

Why am I being asked to vote on the Proposal?

A.

Ancora Advisors LLC currently serves as each Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Existing Advisory Agreement”). As each Fund’s investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”).  Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the transaction with CD&R (the “Transaction”) and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”) that will be deemed an “assignment” as defined by the 1940 Act and result in an automatic termination of the Existing Advisory Agreement.

Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to each Fund only if the New Advisory Agreement is approved by the Independent Trustees and Shareholders of the Fund. Accordingly, Shareholders of each Fund are being asked to approve the New Advisory Agreement. No changes in the services provided by the Adviser to the Funds or in the personnel at the Adviser providing those services are expected as a result of the Transaction.

In addition, in the event that the Transaction closes and the Shareholders of each Fund have not yet approved the New Advisory Agreement, to allow the Adviser to continue serving as the investment adviser to each Fund without any interruption, the Board has approved an interim investment advisory agreement between the Adviser and the Trust on behalf of each Fund that would take effect on the Closing Date (the “Interim Advisory Agreement”). The Interim Advisory Agreement meets the requirements of Rule 15a-4 under the 1940 Act, including that the duration of the Interim Advisory Agreement will be no greater than 150 days following the termination of the Existing Advisory Agreement. The Interim Advisory Agreement will automatically terminate upon the approval of Shareholders of the Fund of the New Advisory Agreement.

The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Shareholders are being asked to vote on the New Advisory Agreement, NOT the Transaction itself.

The Proxy Statement provides additional information about the Adviser and the Proposal. The New Advisory Agreement will become effective for each Fund upon approval of such agreement by Shareholders of such Fund.

Q.

How does the Board recommend that I vote?

A.

The Board recommends that you vote FOR the Proposal.

Q.

Why is the Board recommending that I approve the Proposal?

A.

The Board recommends that you approve the Proposal (i) to ensure that the operation of your Fund can continue without any interruption and so the Adviser can continue to provide your Fund with the services currently being provided; and (ii) to avoid additional costs to the Fund for seeking alternatives.

If Shareholders of the Fund do not ultimately approve the New Advisory Agreement, then the Adviser will not be permitted to serve as the Fund’s investment adviser upon the completion of the Transaction. Accordingly, the Board has approved the Interim Advisory Agreement with the Adviser in the event that the Transaction closes and Shareholders of the Fund have not yet approved a new investment advisory agreement. However, if a new investment advisory agreement is not approved within 150 days after the Closing Date, the Board will take such action as it deems to be in the best interests of the Fund and its Shareholders.

Q.

How will the Transaction affect me as a Fund Shareholder?

A.

Your Fund and its investment objective(s) and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreement are identical to the Existing Advisory Agreement, except for the effective and termination dates and a few other immaterial changes. If approved by Shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged under the relevant New Advisory Agreement are identical to those under the Existing Advisory Agreement. The senior personnel and the investment advisory personnel of the Adviser who are involved in managing each Fund are not expected to change after the Closing Date. In addition, the Trustees will continue in office after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser before or after the Closing Date.

Q.

Will any Fund’s name change?

A.

No. No Fund’s name will change as a result of the Transaction.

Q.

Will the fee rates payable under the New Advisory Agreement increase as a result of the Transaction?

A.

No. The Proposal does not seek any increase in fee rates. Additionally, the Adviser has contractually agreed to maintain all of the current operating expense limits pursuant to a new Fee Waiver Agreement (with identical terms to the pre-existing Fee Waiver Agreement), which will remain in effect until at least the end of the initial two-year term of the New Advisory Agreement.

Q.

Are there any material differences between the Existing Advisory Agreement and the New Advisory Agreement?

A.

No. There are no material differences between the Existing Advisory Agreement and the New Advisory Agreement, other than the effective and termination dates.

Q.

Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.

No. The Funds will not bear these costs.

Q.

Why are you sending me this information?

A.

You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in one or more of the Funds and have the right to vote on this very important Proposal concerning your investment.

Q.

Who is entitled to vote?

A.

If you owned shares of a Fund as of the close of business on May 26, 2023 (the “Record Date”), you are entitled to vote.

Q.

How do I vote my shares?

A.

You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on the day before the Meeting.

Q.

Why might there be more than one proxy card enclosed?

A.

If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of the New Advisory Agreement for that Fund.

Q.

What vote is required to approve the Proposal?

A.

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Q.

What happens if I sign and return my proxy card but do not mark my vote?

A.

Your proxy will be voted FOR the proposal.

Q.

May I revoke my proxy?

A.

You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Trust at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124, or by the execution and delivery of a later-dated proxy.  You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.

How can I obtain a copy of a Fund’s annual report?

A.

 If you would like to receive a copy of the latest annual report for any Fund, please call 1-866-626-2672, write to the Trust at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124, or visit the Fund’s website at www.ancora.net. If a Fund has issued an annual report, the report will be furnished free of charge.

Q.

Whom should I call for additional information about this Proxy Statement?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Trust at 1-866-626-2672.

Q.

Where and when will the Meeting be held?

A.

The Meeting will be held at the offices of Ancora Advisors LLC, 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124 on _____________, 2023 at 10:00 a.m. (Eastern Time).

VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.

Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration

      Valid Signature

A. 1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

PRELIMINARY

ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund” and together, the “Funds”)

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio  44124

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On _____________, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Ancora Trust, an Ohio business trust on behalf of the Funds, to be used at a special meeting of Shareholders (the “Shareholders”) to be held in the offices of Ancora Advisors LLC, 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124, on _____________, 2023 at 10:00 a.m. (Eastern Time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Funds by the mailing on or about June ___, 2023 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Funds’ investment adviser, Ancora Advisors LLC (the “Adviser”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, Shareholders of each Fund will be asked to vote on the following proposal with respect to each Fund in which they own shares:

Proposal To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.	Applicable Funds All Funds

The Board has set the close of business on May 26, 2023 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Funds’ annual report for the year ended December

31, 2022 have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual report.

To request a copy of the Proxy Statement or the annual report, please call 1-866-626-2672, write to the Trust at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio  44124, or visit the Fund’s website at www.ancora.net. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

Table of Contents

ANCORA TRUST	1
GENERAL OVERVIEW	5
The Transaction	5
About the Adviser	6
Reliance on Section 15(f) of the 1940 Act	6
Post-Transaction Structure and Operations	6
PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENT	8
Background	8
The Proposal	8
Board Approval and Recommendation	8
Description of the Existing Advisory Agreement and the New Advisory Agreement	8
Differences between the Existing Advisory Agreement and the New Advisory Agreement	8
Interim Advisory Agreement	9
Affiliated Service Providers, Affiliated Brokerage and Other Fees	9
Information about the Adviser	9
Required Vote	10
BOARD CONSIDERATIONS	11
Summary of Board Meetings and Considerations	11
Board Approval of the Investment Advisory Agreement	11
Information about the Interim Advisory Agreement	14
GENERAL INFORMATION	15
Ownership of Shares	15
Other Information	15
Delivery of Proxy Statement	15
Other Business	15
Submission of Shareholder Proposals	15
Principal Underwriter and Administrator	16
Reports to Shareholders and Financial Statements	16
VOTING INFORMATION	17
Voting Rights	17
Attending the Meeting	17
Quorum; Adjournment	17
Required Vote	18
APPENDIX LIST	19

GENERAL OVERVIEW

The Transaction

Ancora Advisors LLC (the “Adviser”) serves as each Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Existing Advisory Agreement”). As each Fund’s investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms and the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”) (the “Transaction”). Following the Transaction, Focus will be privately owned and its shares will not be publicly traded. The date of closing of the Transaction (the “Closing Date”), is anticipated in the third quarter of 2023.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement, triggering the automatic termination of such agreement.

To provide for continuity in the operation of the Funds after the Closing Date, you are being asked to approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “New Advisory Agreement”).  The New Advisory Agreement was unanimously approved by the Board at a meeting held on May 25, 2023.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to each Fund on the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions, will change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after the Closing Date. In addition, the Trustees will continue in their positions after the Closing Date.

In addition, to provide for continuity in the operation of the Funds in the event that the Transaction closes and the Shareholders of each Fund have not yet approved the New Advisory Agreement, the Board unanimously approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreement”) that, in such event, will take effect immediately upon the Closing Date. In reliance upon applicable rules under the 1940 Act, the Adviser will be permitted to provide investment advisory services to the relevant Funds under the Interim Advisory Agreement for up to 150 days following the Closing Date, and may do so without having received the prior approval of Shareholders of the relevant Funds. The terms and conditions of the Interim Advisory Agreement are identical to the Existing Advisory Agreement, except for the effective and termination dates and certain escrow provisions. Fees payable under the Interim Advisory Agreement will be no greater than would have been paid under the Existing Advisory Agreement.  The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that Shareholders of the Funds approve the New Advisory Agreement, which would become effective and replace the Interim Advisory Agreement.

The Transaction will NOT CHANGE your Fund’s name or the number of shares you own of your Fund(s).

About the Adviser

Ancora Advisors LLC, 6060 Parkland Boulevard, suite 200, Cleveland, Ohio 44124, is the Funds’ current investment adviser. Since its organization in 2003, the Adviser has provided investment advisory and administrative services to individuals, pension and profit- sharing plans, trusts, estates, charitable organizations and other business entities. As of December 31, 2022, the Adviser had approximately $4 billion in assets under management.

The Adviser is an indirect, wholly owned subsidiary of Focus Financial Partners, LLC, 875 Third Avenue, 28th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus Financial Partners Inc. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently-managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Transaction, certain parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with a change in control of an investment adviser, such as those specified in the Transaction Agreement. Focus has agreed to conduct its business and, to the extent within its reasonable control, cause each of its affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

First, for a three-year period from the date of the assignment, which is the Closing Date, at least 75% of the Board must be composed of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser or any successor adviser. The Funds intend to comply with this 75% requirement with respect to the Board for the three-year period from the Closing Date.

The second condition of Section 15(f) is that, for a period of two years following the Closing Date, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as the Adviser) or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their Shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing Date. Based on such agreements, the Board has determined that the conditions of Section 15(f) will be satisfied.

Post-Transaction Structure and Operations

It is intended that, after the Closing Date, the Adviser will continue to serve as each Fund’s Adviser pursuant to an Interim Advisory Agreement. The Transaction will not result in any material change in the day-to-day management of the Funds. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser after the Closing Date.

The Transaction will not result in any changes to the organization and structure of the Funds. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. No Fund’s name will change as a result of the Transaction. The Trustees will continue in office after the Closing Date and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Funds. No changes to the Funds’ existing service providers other than the investment adviser are proposed or planned by the Board or the Adviser at this time.

PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENT

(All Funds)

Background

Ancora Advisors LLC (the “Adviser”) currently serves as investment adviser to each Fund under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser dated October 1, 2021 (the “Existing Advisory Agreement”). The Existing Advisory Agreement was approved by Shareholders on December 15, 2021 in connection with its initial execution.  Since that date it has not been necessary to renew the Existing Advisory Agreement since the agreement is still in its initial two-year term.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement provides for automatic termination in the event of an assignment, which will occur upon the closing date (“Closing Date’) of the Transaction (as defined and described above). To provide for continuity in the operation of the Funds, at a meeting held on May 25, 2023, the Board unanimously approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreement”).

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). As described above, approval of the New Advisory Agreement is sought so that the operation of each Fund can continue without interruption. If the New Advisory Agreement is approved by the Shareholders of a Fund, the New Advisory Agreement will become effective for that Fund upon the date of such approval.

Board Approval and Recommendation

On May 25, 2023, the Board, including the Trustees who are not “interested persons” of the Funds or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreement is in the best interest of the Funds and their Shareholders, unanimously approved the New Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreement and the New Advisory Agreement

A New Advisory Agreement is being proposed for the Funds. The form of New Advisory Agreement is set forth in Appendix H to this Proxy Statement. The advisory fee rates under the New Advisory Agreement with respect to each Fund are identical to the fee rates under each Fund’s Existing Advisory Agreement. The annual advisory fees payable to the Adviser are set forth in Appendix B.

Differences between the Existing Advisory Agreement and the New Advisory Agreement

The New Advisory Agreement is the same as the Existing Advisory Agreement, except for the effective and termination dates and a few immaterial terms. For a more complete understanding of the agreements, you should read the form of New Advisory Agreement contained in Appendix H.

Interim Advisory Agreement

Under the agreement between Focus and investment vehicles affiliated with CD&R and Stone Point (the “Transaction Agreement”), Focus agreed to cause the Adviser to use commercially reasonable efforts to obtain approval of a new investment management agreement for the Funds advised by the Adviser, by the Board and Shareholders of each Fund. The Closing Date is anticipated to occur in the third quarter of 2023.

In the event that the Transaction closes and the shareholders of each Fund have not yet approved the New Advisory Agreement, an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”) will take effect upon the Closing Date. On May 25, 2023, the Board, including the Independent Directors, unanimously approved the Interim Advisory Agreement in order to assure continuity of investment advisory services to the Funds after the Closing Date in such event.

The terms of the Interim Advisory Agreement are identical to those of the Existing Advisory Agreement and the New Advisory Agreement, except to reflect the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Advisory Agreement will be no greater than would have been paid under the Existing Advisory Agreement.  The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement by the end of the 150-day period with respect to such Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If Shareholders of a Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to such Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Trust’s Board of Trustees or a majority of the Trust’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Fund’s most recently completed fiscal year, no Fund made any material payments to the Adviser or any affiliated person of the Adviser for services provided to the Fund except as set forth on Appendix C to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund or the Adviser.

Information about the Adviser

Ancora Advisors LLC, 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124, is the Funds’ current investment adviser. Since its organization in 2003, the Adviser has provided investment advisory and administrative services to individuals, pension and profit- sharing plans, trusts, estates, charitable organizations and other business entities. As of December 31, 2022, the Adviser had approximately $4 billion in assets under management.

The Adviser is an indirect, wholly owned subsidiary of Focus Financial Partners, LLC, 875 Third Avenue, 28th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus Financial Partners Inc. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquirer of independently-managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Information regarding the principal executive officer and directors of the Adviser is attached in Appendix D to this Proxy Statement.  Information regarding certain officers and Trustees of  Ancora Trust is attached as Appendix E to this Proxy Statement.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSAL.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

All of the Trustees, including all of the Independent Trustees, met on May 25, 2023 to determine whether to approve the New Advisory Agreement and to recommend approval to Shareholders.  At the Board meeting and throughout the process of considering the New Advisory Agreement, the Board was advised by counsel to the Trust.

In their consideration of the approval of the New Advisory Agreement, the Board requested certain materials as they deemed necessary from the Adviser and evaluated their responses thereto.  During the Meeting, senior representatives of the Adviser provided information to the Board regarding the Adviser’s personnel and operations. The Board also reviewed the terms of the New Advisory Agreement and considered its possible effects on the Funds and their Shareholders.

During the Board meeting, representatives of the Adviser indicated their belief, based on discussions with Focus, that the approval of the New Advisory Agreement would not adversely affect (i) the continued operation of the Funds; or (ii) the capabilities of the senior personnel and investment advisory personnel of the Adviser who currently manage the Funds to continue to provide these and other services to the Funds at least equivalent to the current level.  The Adviser recommended that the Board approve the New Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreement.

Board Approval of the Investment Advisory Agreement

Advisory Agreements

At a meeting held on May 25, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered the approval of (i) the Interim Advisory Agreement for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of a Fund approve the New Advisory Agreement, and (ii) the New Advisory Agreement, for an initial two-year term, renewable annually thereafter (collectively, the “Advisory Agreements”).

Factors Considered in Approving the Advisory Agreements

In connection with the Board’s review of the Advisory Agreements, key personnel of the Adviser advised the Board about a variety of matters, including the following:

•

No material changes are currently contemplated and no diminution is anticipated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management services, administrative services provided to the Funds under an administration agreement and services provided to Shareholders under a shareholder services agreement.

•

All of the key investment advisory personnel of the Adviser who currently assist in the management of the Funds are expected to continue to do so after the Transaction.

•

The terms and conditions of the New Advisory Agreement, including each Fund’s contractual fee rate, are the same as the Existing Advisory Agreement, except for the effective and termination dates and a few immaterial terms.

•

In addition, the current operating expense limits for each Fund will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreement.

•

The Funds and the Shareholders will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.

•

Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.  Based on such agreements, the Board has determined that the conditions of Section 15(f) will be satisfied.

In their deliberations, the Board considered the factors discussed below, among others. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form. The Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

The nature, extent and quality of the services provided and to be provided by the Adviser.

The Board considered the Adviser’s favorable attributes, including its investment philosophy, investment management capabilities, experienced leadership and reputation. The Board also considered: the capabilities, resources, and personnel of the Adviser, in order determine whether the Adviser is capable of continuing to provide at least an equivalent level of investment management services currently provided to each Fund. The Board also reviewed information provided by Focus related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Advisory Agreement. In addition, the Board considered that all of the portfolio managers currently managing the Funds are expected to continue to do so following the Transaction.

Based on its review of materials prepared for the Meeting, the Board considered the experience and qualifications of the personnel of the Adviser who will be responsible for continuing to provide services to the Funds. The Board noted that none of the personnel responsible for servicing or managing the Funds would change, and that the investment process and day-to-day operations of the Fund were not expected to change.

The Board concluded that the Adviser will be capable of continuing to provide investment advisory services at least equivalent to the same high quality as the investment advisory services previously provided to the Funds.

The investment performance of the Funds achieved by the Adviser. The Board considered that all of the portfolio managers and other key investment personnel currently managing the Funds are expected to continue to do so following the Transaction.  The Board was provided with information describing the performance of each of the Funds for various trailing time periods, on an absolute basis as well as relative to each Fund’s benchmark index and peer group.  The Board considered that Ancora Income Fund outperformed its benchmark index for the most recent 3-year, 5-year and 10-year periods and was in the first quartile of its peer group in five of the last ten calendar years.  The Board considered that Ancora/Thelen Small-Mid Cap Fund outperformed its benchmark index for the most recent 1-year period but underperformed its benchmark index for the most recent 3-year, 5-year and 10-year periods, and was in the first or second quartile of its peer group in five of the last nine calendar years (the only years for which such data is available).  The Board considered that Ancora Microcap Fund outperformed its benchmark index for the most recent 1-year and 3-year periods but underperformed its benchmark index for the most recent 5-year and 10-year periods and was in the first or second quartile in its peer group in six of the last ten calendar years.  Also, the Board considered that Ancora Dividend Value Fund underperformed its benchmark index for the most recent 1-year period but outperformed its benchmark index for the most recent 3-year period and for the period from its inception (May 7, 2019), the only periods for which such data is available, and was in the first or second quartile in its peer group for two of the last three calendar years (the only calendar years for which such data is available).  The Board concluded that the investment performance of the Funds remained competitive relative to their respective asset classes and investment styles.  The Trustees noted that based on the information presented at the meeting and its discussion with the Adviser, it believes that the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of each Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

The extent to which the Adviser will realize economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Fund Shareholders. The Board evaluated potential or anticipated economies of scale in relation to the services the Adviser provides to each Fund. The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized. Currently, the fee structure provides for a flat percentage rate. Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Advisor. At such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced. There can be no assurance that the Funds will reach the asset levels necessary for economies of scale to take effect.

Total expenses of the Funds and competitiveness of fees to be paid to the Adviser. The Board considered that the New Advisory Agreement is the same as the Existing Advisory Agreement, except for the effective and termination dates and a few immaterial terms, and that each Fund’s contractual fee rate will be identical for each Fund, for the initial two-year term of the New Advisory Agreement. The Board also noted that the Adviser has contractually agreed to maintain all of the current operating expense limits pursuant to a new Fee Waiver Agreement (with identical terms to the existing Fee Waiver Agreement), which will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreement, whereby it will waive a portion of its advisory fees so that each Fund does not exceed its operating expense limitation. The Board also reviewed information regarding management fees charged by advisers to other comparably-sized funds, which showed that the management fees charged to the Funds are competitive with the fees paid by many other comparably sized funds.  In light of these comparisons, the Board concluded that the terms of the Agreement are fair and reasonable.

The profits to be realized by the Adviser and its affiliates, from their relationship with the Trust. The Board considered potential benefits the Adviser and its affiliates may derive from their relationship with the Funds, including compensation received by the Ancora Group for the provision of certain shareholder and administrative services to the Funds. The Board noted that the Funds are not expected to have substantial assets for some time, and, therefore, it is not anticipated that the Agreement will be unduly profitable to the Adviser. The Board noted that at this time the Adviser’s compensation is not high relative to the experience of the Adviser and the nature and quality of the services performed by the Adviser.  The Board considered the Adviser’s representation that it anticipates profitability for the Adviser under the New Advisory Agreement to be similar to profitability for the Adviser during recent periods. The Board noted that it would have the opportunity to give further consideration to the Adviser’s profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

Other Considerations. In approving the Advisory Agreements, the Board considered that the Adviser will be making a commitment to the retention and recruitment of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their Shareholders and that has previously been provided to the Funds. The Board also considered that the Adviser has undertaken to make a commitment to the management and success of the Funds, and to employ its resources in an effort to both maintain and grow the Funds by seeking out expanded distribution opportunities, where possible. The Board also considered that the Funds and the Shareholders will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.

Conclusions. In approving the Advisory Agreements, the Board unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its Shareholders. In reaching this determination, the Board considered that the Adviser provided a high level of service to each Fund; that it has confidence in the Adviser’s capabilities to continue to manage the Funds consistently with their respective specified investment objective, strategies and policies; that each Fund’s fee structure appeared to the Board to be reasonable and fair given the nature and quality of services provided; and that the benefits that will accrue to the Adviser by virtue of its relationship to the Funds are reasonable in comparison with the benefits accruing to each Fund. After this review and discussion, the Board unanimously concluded that the approval of the New Advisory Agreement for an initial two-year term was in the best interests of each Fund and its Shareholders.

Information about the Interim Advisory Agreement

As discussed above, at a May 25, 2023 meeting, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement to assure continuity of advisory services in the event that the Transaction closes and the Shareholders of each Fund have not yet approved the New Advisory Agreement.  In such event, the Interim Advisory Agreement will take effect with respect to a Fund upon the Closing Date of the Transaction. The terms of the Interim Advisory Agreement are identical to those of the Existing Advisory Agreement and New Advisory Agreement, in each case except to reflect the effective and termination dates and certain escrow provisions described in the Proxy Statement. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Funds under the Interim Advisory Agreement are at least equivalent to the scope and quality of services provided under the Existing Advisory Agreement.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix F.

Appendix G sets forth information with respect to shares of the Funds owned by the Trust’s officers and Trustees.

Other Information

Since January 1, 2022, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

Focus has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-866-626-2672 or write to the Trust at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Ohio law, the Trust’s governance documents and relevant Trust policies.

Principal Underwriter and Administrator

Arbor Court Capital, LLC is the principal underwriter of the Funds and is located at 8000 Towne Center Drive, Suite 400, Broadview Heights, Ohio 44147.  The Ancora Group, Inc. is the administrator of the Funds and is located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on _______________, 2023.

The Proxy Statement is available on the Internet at www.ancora.net.

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of each Fund, including financial statements of each Fund, have previously been sent to Fund Shareholders. Upon request, each Fund’s most recent annual report and semi-annual report can be obtained at no cost. To request a report for a Fund, please call 1-866-626-2672, write to the Trust at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124, or visit www.ancora.net.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Funds at 1-866-626-2672. You may also notify the Funds in writing at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund at the close of business on May 26, 2023 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement. Each Fund’s Shareholders will vote separately on the Proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on the Proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions will be counted as present for purposes of determining whether a quorum is present and whether the proposal is approved by a “majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”). Broker non-votes will not be counted for such purposes. “Broker nonvotes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of a Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Trust at 1-800-626-2672 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of 30% of the outstanding shares of the applicable Fund shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present but which have not been voted. Broker non-votes (defined under “Voting Rights”) will not be treated as present. Accordingly, abstentions and broker non-votes effectively will be a vote against the Proposal.

The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. Any shareholder meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust at 1-866-626-2672 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 5:00 p.m. (Eastern Time).

Required Vote

Shareholders of each Fund will vote separately to approve the New Advisory Agreement.

Proposal - Approval of New Advisory Agreement

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

APPENDIX LIST

Appendix A Appendix B Appendix C Appendix D Appendix E Appendix F Appendix G Appendix H

Shares Outstanding

Advisory Fee Rates

Advisory Fees and Other Fees Paid

Information Regarding Officers and Directors of the Adviser

Information Regarding Certain Officers and Trustees of the Trust

Principal Holders

Share Ownership of Trustees and Officers of the Trust

Form of the New Advisory Agreement

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – May 26, 2023
Ancora Income Fund	5,030,807
Ancora Thelen Small-Mid Cap Fund	9,272,675
Ancora Microcap Fund	980,330
Ancora Dividend Value Equity Fund	2,765,334

A-1

Appendix B

Advisory Fee Rates under Existing Advisory Agreement

Fund	Contractual Advisory Fee Rate	Fund Expense Limitation (Class I)[1]	Fund Expense Limitation (Class S)
Ancora Income Fund	0.50%	1.285%	1.00%
Ancora Thelen Small-Mid Cap Fund	1.00%	1.39%	1.00%
Ancora Microcap Fund	1.00%	1.60%	1.00%
Ancora Dividend Value Equity Fund	0.75%	1.00%	0.75%

____________________________

1.

The Adviser has contractually agreed to waive a portion of its fee in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses and dividend expenses relating to short sales, interest, taxes and brokerage commissions) to the percentages set forth above for the applicable Fund and class of shares.  These expense limitations will remain in effect until October 1, 2024, and may be amended or terminated before such time only with approval of the Board of Trustees of the Trust.

B-1

Appendix C

Advisory Fees and Other Fees Paid During Fiscal Year Ended December 31, 2022

Fund	Advisory Fees paid to Adviser	Administration Fees paid to Ancora Group LLC(1)(3)	Shareholder Service Fees paid to Ancora Group LLC(2)(3)
Ancora Income Fund	$185,672	$37,134	$3,714
Ancora Thelen Small-Mid Cap Fund	$1,425,765	$142,576	$9,697
Ancora Microcap Fund	$142,738	$14,274	$1,427
Ancora Dividend Value Equity Fund	$268,646	$35,820	$3,582

______________________________

1

The Funds have entered into an Administration Agreement with The Ancora Group Inc., an affiliate of Ancora Advisors LLC.  Pursuant to this Agreement, each of the Funds pays an administration fee equal to 0.10% of average net assets of such Fund monthly.  Under the Administration Agreement, The Ancora Group Inc. assists in maintaining office facilities, furnishing clerical services, preparing and filing documents with the Securities Exchange Commission, coordinates the filing of tax returns, assists with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitors the Funds’ expense accruals and pays all expenses, monitors the Funds’ Subchapter M status, maintains the Funds’ fidelity bond, monitors each Fund’s compliance with such Fund’s policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assists in the Funds’ operations.

2

The Funds have entered into a Shareholder Services Agreement with The Ancora Group, Inc. under which, the Funds pay The Ancora Group, Inc. a fee equal to 0.01% of average net assets of the Class I Shares of each Fund.

3

These services will continue to be provided after the Investment Advisory Agreement is approved.

C-1

Appendix D

Information Regarding Principal Executive Officer and Directors of the Adviser

Name and Address	Principal Occupation(s)
Frederick D. DiSanto 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44124

Chairman and Chief Executive Officer of Ancora Advisors LLC.

Chairman and Chief Executive Officer of The Ancora Group Inc.

Chairman and Chief Executive Officer of Ancora Holdings Inc.

Member of the Executive Committee of the Ancora entities.

John P. Micklitsch 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44214

Chief Investment Officer of Ancora Advisors.

Chief Investment Officer of The Ancora Group, Inc.

Chief Investment Officer of Ancora Holdings Inc.

Member of the Executive Committee of the Ancora Entities.

Dan Hyland 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44214

President of Ancora Holdings, Inc.

President of Institutional Asset Management.

Managing Director of Marketing and Client Services.

Director of Mutual Fund Distribution.

Member of Executive Committee of the Ancora entities.

John Bartels 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44214	Managing Director of Family Wealth. Managing Director of Ancora Retirement Plans and Insurance Services. Member of the Executive Committee of the Ancora entities.
Sonia Mintun 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44214	Managing Director. Portfolio Manager of Ancora Dividend Value Equity Fund. Member of the Executive Committee of the Ancora entities.
James Chadwick 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44214	President of Ancora Alternatives LLC. Portfolio Manager
Brian Spear 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44214	Managing Director
David Sowerby 6060 Parkland Blvd., Suite 200 Mayfield Heights, Ohio 44214	Managing Director Portfolio Manager of Ancora Dividend Value Equity Fund

D-1

Appendix E

Information Regarding Certain Officers and Trustees of Ancora Trust

The following officers or Trustees of the Trust are officers, employees, directors or shareholders of Ancora Advisors LLC:

Name	Position with Ancora Trust	Position with Ancora Advisors LLC
Joseph M. Spidalieri	Chief Compliance Officer	Chief Operating Officer
Bradley A. Zucker	President, Treasurer and Secretary	Chief Administrative Officer

E-1

Appendix F

Principal Holders

As of May 26, 2023, the Record Date, the persons shown in the table below were known to the Ancora Funds to own, beneficially or of record, more than 5% of the outstanding shares of any Ancora Fund. The nature of ownership for each position listed is “of record.”

Ancora Income Fund
Name	Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers San Francisco, CA 941058	645,730	12.78%

Ancora Thelen Small-Mid Cap Fund Class I
Name	Shares	Percent of Class
Daniel G. Thelen 7930 Dixie Hwy Clarkston MI 48346-1151	404,058	6.37%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers San Francisco, CA 941058	346,368	5.46%

Ancora Thelen Small-Mid Cap Fund Class S
Name	Shares	Percent of Class
Daniel G. Thelen 7930 Dixie Hwy. Clarkston, MI 48346-1151	768,636	26.21%
Reliance Trust Company 3300 N.E. Expressway Atlanta, GA 30341	679,907	23.19%
Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Floor New York, New York 10004	467,530	15.95%
Key Bank NA 127 Public Square Cleveland, Ohio 44101-4871	358,023	12.21%
Fifth Third Bank 5001 Kingsley Drive Cincinnati, Ohio 45263	349,401	11.92%
John Hancock Trust Company, LLC 690 Canton Street Westwood, MA 02090	172,213	5.87%

F-1

Ancora Microcap Fund
Name	Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers San Francisco, CA 941058	205,999	21.22%
Matrix Capital 717 17th Street, Ste 1300 Denver, CO 80202	79,298	8.17%
Patricia Roddy 29048 Palm Blvd. Isle of Palms, SC 29451	52,881	5.45%

Ancora Dividend Value Equity Fund
Name	Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers San Francisco, CA 941058	208,292	21.25%
Matrix Capital 717 17th Street, Ste 1300 Denver, CO 80202	79,825	8.14%
Patricia M. Roddy 29048 Palm Blvd. Isle of Palms, SC 29451	52,881	5.39%

F-2

Appendix G

Share Ownership of Trustees and Officers of the Trust

The following table sets forth, as of the Record Date, the number of shares of the Funds beneficially owned by each of its current Trustees and officers.

Name of Beneficial Owner	Ancora Income Fund		Ancora/Thelen Small-Mid Cap Fund		Ancora Microcap Fund		Ancora Dividend Value Equity Fund
	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Interested Trustees
Cindy Flynn	0	0	0	0	0	0	0	0
Independent Trustees
Frank DeFino	0	0	87,742	*	35,358	3.6	0	0
Frank J. Roddy	0	0	56,526	*	52,881	5.4	0	0
Jennifer A. Rasmussen	0	0	0	0	0	0	0	0
Officers
Bradley Zucker	8,422	*	13,943	*	10,011	1.0	8,845	*
Joseph Spidialeri	0	0	13,981	*	2,560	*	0	0
All Trustees and Officers as a Group (6 persons)	8,422	*	172,193	1.9	100,810	10.3	8.845	*
* Represents less than 1%

G-1

Appendix H

2023 INVESTMENT ADVISORY AGREEMENT

THIS 2023 INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made and entered into the ____ day of ______________, 2023, by and between Ancora Trust (the “Trust”) and Ancora Advisors LLC (the “Investment Advisor”).  Each of the Trust and the Investment Advisor may be referred to herein as a “Party” or collectively as the “Parties.”

RECITALS:

WHEREAS, the Investment Advisor is registered as an investment adviser under the Investment Advisors Act of 1940, as amended, and is engaged in the business of supplying investment advice and investment management services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Investment Advisor to render investment advice and investment management services to the Funds as described in Exhibit A (the “Funds”) pursuant to terms and provisions of this Agreement, and the Investment Advisor is willing to furnish such advice and services; and

WHEREAS, the Trust and Investment Advisor previously have entered into investment advisory agreements on behalf of the Funds with compensation identical to that stated in this Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Trust and the Investment Advisor agree as follows:

1.

Appointment of Investment Advisor.

Effective upon the Effective Date (as defined in Section 5 below), the Trust hereby employs the Investment Advisor to act as investment advisor for the funds listed on Exhibit A and such other investment funds as the Trust may from time to time create (each, a “Fund” and collectively, the “Funds”).  The Investment Advisor shall regularly provide each of the Funds with continuing investment advice and management for such Fund’s portfolio consistent with such Fund’s investment objective, policies and restrictions as provided for in the Funds’ Prospectus and Statement of Additional Information, determine what securities shall be purchased, held and sold for a Fund, and determine what portion of a Fund’s assets shall be held uninvested, subject always to the provisions of the Declaration of Trust, the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code of 1986 and each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees from time to time may establish.

2.

Fees.

The Investment Advisor shall receive, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the net assets of each of the Funds, except that (i) in the case of the Ancora Dividend Value Equity Fund such fee shall be equal to an annual rate of 0.75% of the net assets of such Fund and (ii) in the case of Ancora Income Fund such fee shall be equal to an annual rate of 0.50% of the net assets of such Fund.  Daily net assets for each Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust.  On days for which the value of a Fund’s net assets is not determined, the fee shall be accrued on the most recently determined net assets adjusted for subsequent daily income and expense accruals.

3.

Brokerage.

(a)

The Investment Advisor shall purchase securities or other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Investment Advisor shall deem appropriate in order to carry out the policy with respect to portfolio transactions as set forth in the Funds’ Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time.  In providing the Funds with investment management and supervision, it is recognized that the Investment Advisor will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Investment Advisor, as the case may be, for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Trustees may direct or authorize from time to time.

(b)

Notwithstanding the above, it is understood that it is desirable for the Funds that the Investment Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution.  Therefore, the Investment Advisor is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Investment Advisor in connection with its services to other clients as well as the Funds.

(c)

The placing of purchase and sale orders may be carried out by the Investment Advisor or any wholly-owned subsidiary of the Investment Advisor.

4.

Payment to Others.

Nothing herein shall prohibit the Board of Trustees from approving the payment by the Funds of additional compensation to others for consulting services, supplemental research and security and economic analysis.

5.

Term.

This Agreement shall be effective as to each Fund upon the later of (i) the approval of this Agreement by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund and (ii) the closing of the acquisition of Focus Financial Partners Inc., the ultimate parent company of the Advisor, by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC and Stone Point Capital LLC(“Effective Date”).  This Agreement shall continue in effect for a period more than two years from such Effective Date only so long as its continuance is approved at least annually by (i) the Board of Trustees, or (ii) with respect to any Fund, the vote of a majority of the outstanding voting securities of such Fund; provided that in any event the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Investment Advisor by votes cast in person at a meeting called for the purpose of voting such approval.

6.

Termination.

This Agreement is terminable without penalty (i) on 60 days’ notice by the Board of Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund, or (ii) on not less than 90 days’ notice by the Investment Advisor.  This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

7.

Use of Names.

A Fund may use the names “Ancora” and “Thelen” only so long as this Agreement or any extension, renewal or amendment thereof remains in effect as to such Fund and with the permission of the Investment Advisor.

8.

Investment Advisor’s Liability.

The Investment Advisor shall not be liable for any errors of judgment or mistakes of law or for any loss suffered by any of the Funds in connection with matters to which this Agreement relates, except for any loss resulting from Investment Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or Investment Advisor’s reckless disregard of its obligations and duties under this Agreement.

9.

Nonpublic Information.

Nonpublic personal financial information relating to consumers or customers of the Funds provided by, or at the direction of the Funds to the Investment Advisor, or collected or retained by the Investment Advisor to perform its duties as investment advisor shall be considered confidential information.  The Investment Advisor shall not disclose or otherwise use nonpublic personal financial information relating to present or former shareholders of the Funds other than for the purposes for which that information was disclosed to the Investment Advisor, including use under an exception in Sections 248.14 or 248.15 of Securities and Exchange Commission Regulation S-P in the ordinary course of business to carry out those purposes.  The Investment Advisor shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to consumers of the Funds.  The Trust represents to the Investment Advisor that it has adopted a statement of its privacy policies and practices as required by Securities and Exchange Commission Regulation S-P and agrees to provide the Investment Advisor with a copy of that statement annually.

10.

Notice of Declaration of Trust.

This Agreement is made by the Trust pursuant to authority granted to the Board of Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of the Trust; provided, however, the liabilities, obligations and expenses incurred hereunder with respect to a particular Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund.

ANCORA TRUST

By:

Bradley A. Zucker, President

ANCORA ADVISORS LLC

By:

Frederick D. DiSanto, Chairman and

Chief Executive Officer

EXHIBIT A

Ancora Income Fund

Ancora MicroCap Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Dividend Value Equity Fund

ANCORA TRUST

Ancora Income Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Bradley A. Zucker and Joseph M. Spidalieri, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund, and Ancora Dividend Value Equity Fund, to be held at the offices of Ancora Advisors, LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio.  The Meeting will be held on ____________, 2023, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposal affecting your Fund is listed on the reverse side.  Be sure to read the detailed discussion of the proposal in the Proxy Statement.

Dated: _______________, 2023

[Name]

[Address]

[City], [State]  [Zip]

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

PLEASE COMPLETE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Mail to: Ancora Family of Mutual Funds / 8000 Town Centre Dr. Suite 400 / Broadview Heights, OH 44147

To vote by Internet

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Go to website www.proxyvote.com.

3)

Follow the instructions provided on the website.

To vote by Telephone

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Call (800) 454-8683.

3)

Follow the instructions.

To vote by Mail

1)

Read the Proxy Statement.

2)

Check the appropriate box on the proxy card below.

3)

Sign and date the proxy card.

4)

Return the proxy card in the envelope provided.

Shares represented by this proxy will be voted as directed by the Shareholder.

IF YOU EXECUTE THIS PROXY AND NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.

FOR

AGAINST

ABSTAIN

  ☐

       ☐

       ☐

THANK YOU FOR VOTING

ANCORA TRUST

Ancora MicroCap Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Bradley A. Zucker and Joseph M. Spidalieri, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund, and Ancora Dividend Value Equity Fund, to be held at the offices of Ancora Advisors, LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio.  The Meeting will be held on _______________, 2023, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposal affecting your Fund is listed on the reverse side.  Be sure to read the detailed discussion of the proposal in the Proxy Statement.

Dated: _______________, 2023

[Name]

[Address]

[City], [State]  [Zip]

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

PLEASE COMPLETE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Mail to: Ancora Family of Mutual Funds / 8000 Town Centre Dr. Suite 400 / Broadview Heights, OH 44147

To vote by Internet

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Go to website www.proxyvote.com.

3)

Follow the instructions provided on the website.

To vote by Telephone

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Call (800) 454-8683.

3)

Follow the instructions.

To vote by Mail

1)

Read the Proxy Statement.

2)

Check the appropriate box on the proxy card below.

3)

Sign and date the proxy card.

4)

Return the proxy card in the envelope provided.

Shares represented by this proxy will be voted as directed by the Shareholder.

IF YOU EXECUTE THIS PROXY AND NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.

FOR

AGAINST

ABSTAIN

  ☐

       ☐

       ☐

THANK YOU FOR VOTING

ANCORA TRUST

Ancora/Thelen Small-Mid Cap Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Bradley A. Zucker and Joseph M. Spidalieri, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund, and Ancora Dividend Value Equity Fund, to be held at the offices of Ancora Advisors, LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio.  The Meeting will be held on _____________, 2023, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposal affecting your Fund is listed on the reverse side.  Be sure to read the detailed discussion of the proposal in the Proxy Statement.

Dated: _______________, 2023

[Name]

[Address]

[City], [State]  [Zip]

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

PLEASE COMPLETE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Mail to: Ancora Family of Mutual Funds / 8000 Town Centre Dr. Suite 400 / Broadview Heights, OH 44147

To vote by Internet

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Go to website www.proxyvote.com.

3)

Follow the instructions provided on the website.

To vote by Telephone

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Call (800) 454-8683.

3)

Follow the instructions.

To vote by Mail

1)

Read the Proxy Statement.

2)

Check the appropriate box on the proxy card below.

3)

Sign and date the proxy card.

4)

Return the proxy card in the envelope provided.

Shares represented by this proxy will be voted as directed by the Shareholder.

IF YOU EXECUTE THIS PROXY AND NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.

FOR

AGAINST

ABSTAIN

  ☐

       ☐

       ☐

THANK YOU FOR VOTING

ANCORA TRUST

Ancora Dividend Value Equity Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Bradley A. Zucker and Joseph M. Spidalieri, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund, and Ancora Dividend Value Equity Fund, to be held at the offices of Ancora Advisors, LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio.  The Meeting will be held on ______________, 2023, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposal affecting your Fund is listed on the reverse side.  Be sure to read the detailed discussion of the proposal in the Proxy Statement.

Dated: _______________, 2023

[Name]

[Address]

[City], [State]  [Zip]

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

PLEASE COMPLETE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Mail to: Ancora Family of Mutual Funds / 8000 Town Centre Dr. Suite 400 / Broadview Heights, OH 44147

To vote by Internet

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Go to website www.proxyvote.com.

3)

Follow the instructions provided on the website.

To vote by Telephone

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Call (800) 454-8683.

3)

Follow the instructions.

To vote by Mail

1)

Read the Proxy Statement.

2)

Check the appropriate box on the proxy card below.

3)

Sign and date the proxy card.

4)

Return the proxy card in the envelope provided.

Shares represented by this proxy will be voted as directed by the Shareholder.

IF YOU EXECUTE THIS PROXY AND NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.

FOR

AGAINST

ABSTAIN

  ☐

       ☐

       ☐

THANK YOU FOR VOTING